Exhibit 99.2
Fulfilling the Promise of Genetic Medicines for Central Nervous System DisordersCorporate PresentationNovember 2022NASDAQ GS: PASG

Forward-Looking Statement

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectation about timing and execution of anticipated milestones, including our planned progress of clinical trials and the availability of clinical data from such trials; our expectations about our collaborators' and partners' ability to execute key initiatives; our expectations about our manufacturing plans and strategies; estimates regarding our cash forecasts; the expected impact of the COVID-19 pandemic on our operations; and the ability of our lead product candidates to treat their respective target CNS disorders. These forward-looking statements may be accompanied by such words as "aim," "anticipate," "believe," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "might," "plan," "potential," "possible," "will," "would," and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop, obtain regulatory approval for and commercialize PBGM01, PBFT02, PBKR03, PBML04, and future product candidates; the timing and results of preclinical studies and clinical trials; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; failure to protect and enforce our intellectual property, and other proprietary rights; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; risks relating to technology failures or breaches; our dependence on collaborators and other third parties for the development of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions caused by the coronavirus pandemic; risks associated with current and potential future healthcare reforms; risks relating to attracting and retaining key personnel; failure to comply with legal and regulatory requirements; risks relating to access to capital and credit markets; and the other risks and uncertainties that are described in the Risk Factors section of our most recent filings with the U.S. Securities and Exchange Commission. These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements except as required by law. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Passage Bio.

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PassageBio

3 The Passage Bio AdvantageOur VisionTo fulfill the promise of genetic medicines by developing groundbreaking therapies that transform the lives of patients with CNS diseasesA corporate model designed for success PENN GTP PARTNERSHIPDEDICATED MANUFACTURING & ANALYTICSBROAD AND ROBUST PIPELINE

Penn GTP Partnership

Leaders in AAV gene therapy

Penn
University of Pennsylvania

GENE THERAPY PROGRAM

the orphan disease center

World-class Gene Therapy Program

Founded by renowned innovator
James M. Wilson, M.D., Ph.D.
Chief Scientific Advisor, Passage Bio

- Cutting-edge research and bioengineering
- Rigorous preclinical characterization to support product candidate selection
- Next-generation vector technologies and novel capsids
- Decades of proven gene therapy expertise
- Strong connections with orphan disease community
- 350+ full-time employees

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PassageBio

A Broad and Robust Pipeline with Global Rights

Transformative therapies for CNS disorders across rare and large patient populations

Program*	Indication	Gene	Discovery	Pre-clinical	Phase 1/2	Pivotal
PBGM01†	GM1 gangliosidosis	*GLB1*	■	■	■	Imagine-1
PBFT02	Frontotemporal dementia	*GRN*	■	■	■	upliFT-D
PBAL05	Amyotrophic lateral sclerosis	*C9orf72*	■			
Unnamed	Huntington's disease	*HTT & Undisclosed*	■			
Unnamed	Temporal lobe epilepsy	*Undisclosed*	■			
PBKR03	Krabbe disease	*GALC*	■	■	■	Exploring strategic alternatives
PBML04	Metachromatic leukodystrophy	*ARSA*	■	■	■	Exploring strategic alternatives

*8 additional CNS pipeline license options remain; 3 license options were previously exercised, and rights were subsequently returned to the University of Pennsylvania.

† Program includes ongoing natural history study of infantile and juvenile GM1 gangliosidosis patients

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Passage Bio

Passage Bio Manufacturing and CMC Capabilities

Ensuring product supply from clinical development through commercialization

UPenn GTP

Research Analytics and Vector Engineering

FOUNDATION >>>>

Catalent Suite and Global Supply Chain

Dedicated cGMP Manufacturing Capacity and End-to-End Clinical Supply Chain

PARTNERSHIP>>>>>>

Passage Bio CMC R&D Lab

Analytical and Process Development and Clinical Product Testing

Scale-up Capability to Support Development Plans

INVESTMENT >>>>>>>>>


Dedicated Capacity and End-to-End Supply Chain
Key Strategic Partnerships
Internal State-of-the-Art CMC Capabilities

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PassageBio

PBGM01GM1 Gangliosidosis

GM1 Gangliosidosis: A Devastating Pediatric Disease

FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by *GLB1* gene mutations characterized by destruction of neurons in the brain and spinal cord.

Characterized by rapidly progressive neurological decline resulting in **reduced muscle tone, progressive CNS dysfunction, deafness, blindness, rigidity and skeletal dysplasia.**



RARE AND UNDERSERVED populations with incidence of up to **~1 per 100,000** live births worldwide. **No disease-modifying therapies are presently approved.**

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Source: NIH, CHOP, *American Journal of Neuroradiology*

PassageBio

PBGM01

Potential transformative therapy for rare, underserved disorder

OUR APPROACH

Next-generation, proprietary capsid delivers functional *GLB1* gene encoding β-gal to the brain and peripheral tissues

PRECLINICAL EVIDENCE

Compelling preclinical data in knock-out mouse model

- Dose-related histological correction, improvements in neurological function, and survival
- Meaningful transduction of both CNS and critical peripheral organs

CLINICAL DEVELOPMENT

- Ongoing global Phase 1/2 Imagine-1 trial focused on early and late infantile GM1
- Well-tolerated, positive safety profile, demonstration of functional transgene expression, and meaningful gains in developmental milestones*



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* Based on Cohort 1 interim results

PassageBio

Imagine-1

Imagine-1: Global Phase 1/2 Trial with PBGM01

Initial safety and biomarker data from Cohorts 2 & 3 expected in December 2022

Trial Design	Phase 1/2, multi-center, open-label, dose escalation and confirmatory study
Route of Administration	Intra-cisterna magna (ICM)
Vector	AAVhu68
Duration	Two years, with rollover into a separate long-term follow-up study
Primary Endpoints	• Safety and tolerability • Efficacy (confirmatory cohort)
Regulatory Clearances and Designations	• Received multiple global regulatory clearances • Received Orphan Drug, Rare Pediatric Disease and Fast Track designations by FDA and Orphan and Advanced Therapy Medicinal Product designations by EC


Expansion Cohort
Late Infantile
n = 6
Expansion Cohort
Early Infantile
n = 6
COHORT 2
Late Infantile
n = 2
COHORT 4
Early Infantile
n = 2
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
Late Infantile
n = 2
COHORT 3
Early Infantile
n = 2
Dosing complete
Recruiting
IDMC review
60 days between subject enrollment

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* Genome copies per gram of estimated brain weight

PassageBio

Imagene-1

Key Takeaways from Interim Cohort 1 Data*

Well tolerated, demonstration of functional transgene expression, and meaningful developmental improvement

SAFETY

PBGM01 was well tolerated and had a positive safety profile

- No serious adverse events (SAEs)
- No complications related to ICM injection
- No evidence of DRG toxicity

CLINICAL STATUS

Meaningful improvement across developmental areas on both the Vineland and Bayley scales including regaining of lost milestones

BIOMARKERS

Post treatment CSF and serum β-gal activity for both patients above natural history study (NHS) patient values

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* Interim data as presented at ASGCT 25th Annual Meeting on May 18, 2022.

PassageBio

Imagine-1

Interim Clinical Results: Patient 1

Sustained improvement documented in all developmental areas



Vineland-II*
(12 months)
Developmental Age (months)
38
33
28
23
18
13
8
13
15
17
19
21
23
25
27
Chronological Age (months)
Normal
Fine motor
Gross motor
Receptive language
Expressive language
Personal living skills
Interpersonal relationships
Play and leisure time
Overall



Bayley-III**
(12 months)
Developmental Age (months)
26
24
22
20
18
16
14
12
10
13
15
17
19
21
23
25
27
Chronological Age (months)
Normal
Gross motor
Fine motor
Receptive language
Expressive language
Cognition
Overall

Patient 1 demonstrated meaningful gains in developmental milestones, advancing from baseline to 12-months

- **Gross motor:** progressed from taking a few steps without support to observed jumping, balancing on 1 foot, and climbing stairs
- **Expressive language:** progressed from using no words with meaning to using names to address siblings and creating simple sentences

*The Vineland-II is caretaker-assessed.
**Patient 1 was subsequently found to have unrelated visual impairment that could have impacted the Bayley-III. (Patient 1 recently began wearing glasses.) The Bayley-III is based on direct observation by a neurodevelopmental specialist.

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PassageBio

13 Interim Clinical Results: Patient 2At month 4, Patient 2 was clinically observed to have regained previously lost developmental milestones•Gross motor: progressed from standing with support for 5 seconds to standing with support for 1-3 minutes and walking without support•Expressive language: progressed from using no words with meaning to using single words and waving goodbyeContinued improvement despite having severe developmental delay at baseline and prior history of regression 7911 13 151719 212331333537 Developmental Age (months) Chronological Age (months)Vineland-II* (6 months) Normal Fine motor Gross motor Receptive language Expressive language Personal living skills Interpersonal relationships Play and leisure time Overall 357911131531333537 Developmental Age (months) Chronological Age (months)Bayley-III**(6 months) Normal* Gross motor Fine motor Receptive language Expressive language Cognition Overall*The Vineland-II is caretaker-assessed.**The Bayley-III is based on direct observation by a neurodevelopmental specialist.

14 •CSF β-gal activity increased above levels seen in NHS following dosing and sustained at upper limit of NHS•Serum β-gal activity increased in both patients; however, over time, post-treatment β-gal activity for Patient 1 was above NHS patient values, while Patient 2 normalized to NHS patient values•CSF GM1 gangliosides increased in Patient 1 but subsequently stabilized; data for Patient 2 fluctuated•Whole blood GM1 gangliosides in Patients 1 and 2 increased slightly through ~50 days post-treatment, then trended downward slightly over timeCohort 1 Interim Biomarker Data * Apparent estimated concentration1. Baseline reflects the average of two samples collected within 48-hours of dosing. †Based on preliminary data from University of Pennsylvania’s ODC NHS study (NCT04041102).β-Gal=β-galactosidase; CSF=cerebrospinal fluid; NHS=natural history study,WB=whole bloodPatient 2 Patient 1 0501001502000100200300400nM*Time (Days)CSF GM1 Gangliosides 01 2340100200300400β - Gal Activity, CSF (nmol/mL/3hr) Time (Days)CSF β-gal NHS patient value range0.30-1.81 nmol/mL/3hr† 051015200100200300400β - Gal Activity, Serum (nmol/mL/3hr) Time (Days)Serum β-gal1 NHS patient value range2.25-10 nmol/mL/3hr† 0200400600 8001,0000100200300400nM*Time (Days)WB GM1 Gangliosides

PBFT02Frontotemporal Dementia —GRN

FTD-GRN: A Devastating Adult Disease

DEVASTATING FORM OF DEMENTIA caused by a *GRN* gene mutation resulting in progranulin (PGRN) deficiency. Approximately 5–10% of FTD is caused by a *GRN* mutation.



RARE AND UNDERSERVED populations with estimated U.S. prevalence of **~3,000 to 6,000** patients. **No disease-modifying therapies are presently approved.**

Disease progression is rapid and degenerative including **loss of speech, loss of expression, severe behavioral changes and immobility.**

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PassageBio

PBFT02

Potential transformative therapy for rare, underserved disorder

OUR APPROACH

Proprietary construct delivers functional *GRN* gene encoding progranulin (PGRN) with potential therapeutic benefit of a one-time gene therapy approach

PRECLINICAL EVIDENCE

Compelling preclinical evidence from NHP studies

- Broad transduction across the brain, including high transduction of ependymal cells
- Achieved supraphysiologic CSF levels of PGRN compared to levels in healthy human volunteers

CLINICAL DEVELOPMENT

Ongoing global Phase 1/2 upliFT-D trial focused on early symptomatic FTD-GRN



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18 PBFT02: NHP Preclinical Studies Utilizing ICM•AAV1 increased CSF PGRN levels ~5x more than AAV5 and AAVhu68 vectors, without further elevating peripheral levels•CSF delivery of AAV1.hPGRN achieved supraphysiologic CSF levels of PGRN compared to levels in healthy human volunteers1Hinderer et al.,Annals Clin Trans Neurology.2020 Production of Human PGRN in Plasma Left, right: Two adult rhesus macaques per treatment received ICM AAV.hPGRNHigh dose, 3.0 x 1013GC / 3.3 x 1011GC/g brain) on study day 01.Center: Adult rhesus macaques received ICM PBFT02 (n = 3/dose) or vehicle (n =2) on study day 0. CSF was sampled 14 days post-dose.Shading: Reference ranges for healthy adult controls’ PGRN levels in CSF (n = 61) and plasma (n = 56) (Passage Bio data) AAV1 transgene delivery led to supraphysiologic hPGRNlevels in CSF CSF PGRN (ng/mL)010203040CSF0.1110100 Day AAVhu68AAVhu68(v2)AAV5AAV1NormalLLOQ PlasmaPlasma PGRN (ng/mL) 0102030400.1110100NormalDay1,000 PBFT02 (AAV1) Showed Dose-Related Increases in CSF PGRN 024681012High DoseMedium DoseLow DoseVehicleHuman PGRN (ng/ml) 14 days post-ICM dose

upliFT-D

upliFT-D: Global Phase 1/2 Trial with PBFT02

Trial Design	Phase 1/2, multicenter, open-label, dose escalation study
Route of Administration	Intra-cisterna magna (ICM)
Vector	AAV1
Duration	2 years; with additional 3 years of follow-up for safety and durability of effect
Primary Endpoints	• Safety and tolerability
Secondary Endpoints	• Biomarkers, functional and clinical signs of disease progression
Regulatory Clearances and Designations	• Received regulatory clearances from FDA, Health Canada and ANVISA (Brazil) • Received Orphan Drug and Fast Track designations by FDA and Orphan designation by EC


OPTIONAL COHORT 3
n = 3
OPTIONAL DOSE 3
COHORT 2
n = 3
DOSE 2 (1.1e11 GC/g)*
DOSE 1 (3.3e10 GC/g)*
COHORT 1
n = 3
Dosing complete
Recruiting
IDMC review
60 days between subject enrollment

* Genome copies per gram of estimated brain weight

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Passage Bio

Looking Ahead

Key Milestones

		TIMING	MILESTONE
GM1	✓	Early 2022	First patient dosed for Cohorts 2 and 3
	✓	Feb 2022	Late breaker presentation at WORLD*Symposium*
		December	Initial safety and biomarker data for Cohorts 2 and 3
FTD-GRN	✓	Mid-2022	First patient dosed in Phase 1/2 trial for PBFT02

RESEARCH PIPELINE

- Advance programs for ALS and Huntington's Disease
- Advance target ID research program for TLE
- 8 additional CNS pipeline options remain through GTP partnership

BALANCE SHEET

- Cash balance of $214 million as of 9/30/22*
- Cash on hand to fund operations into 1H 2025

* Cash, cash equivalents and marketable securities

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PassageBio

22 22Genetic Medicines Company on a Mission to Transform the Lives of Patients with CNS Diseases A diversified rare and large portfolio strategy to ensure sustained value Robust collaboration with GTP, an unmatched leader in cutting-edge AAV gene therapy research Dedicated manufacturing and analytics to ensure capacity, flexibility and control

Thank Youpassagebio.com |NASDAQ GS: PASG

Demonstrated Leadership

Deep experience in rare disease, CNS disorders and genetic medicines

LEADERSHIP TEAM



William Chou, M.D.
Chief Executive Officer



Alex Fotopoulos
Chief Technology Officer



Simona King
Chief Financial Officer



Desiree Luthman, D.D.S.
SVP Global Regulatory Affairs



Mark Forman, M.D., Ph.D.
Chief Medical Officer



Chip Cale
General Counsel &
Corporate Secretary

ACADIA | Bristol Myers Squibb | Biogen | gsk | MERCK
Momenta | NOVARTIS | sanofi | TMUNITY | ultragenyx pharmaceutical

BOARD OF DIRECTORS

Maxine Gowen, Ph.D.
Chairwoman

Athena Countouriotis, M.D.
Avenzo Therapeutics

Derrell Porter, M.D.
Cellevolve Bio

Michael Kamarck, Ph.D.
Sanofi Biotech Advisory Council

Sandip Kapadia
Harmony Biosciences

Saqib Islam, J.D.
SpringWorks

Tom Woiwode, Ph.D.
Versant

William Chou, M.D.
Chief Executive Officer

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PassageBio

25 Intra-Cisterna Magna (ICM) Administration•Directly deliver vector into the CSF via a single injection to reach both CNS and peripheral tissues*–Allows for broad CNS biodistribution–Lower doses compared to IV systemic delivery–Reduced impact of neutralizing antibodies •Administered under anesthesia using modern neuroimaging to allow for precise delivery•Currently being used in several clinical studies in both pediatric and adult populations Cisterna magna Source:Hinderer et. al,Human Gene Therapy. 2018 Jan; 29(1):15-24Utilized across three clinical-stage programs to directly target CNS

Pathway to Patient Identification and Trial Recruitment

Screening / Diagnosis

Sponsoring ScreenPlus Pilot Program

- GM1 included in the New York newborn screening pilot program led by Dr. Melissa Wasserstein

Supporting Invitae Detect LSD and InformedDNA Programs

- Free genetic testing and counseling offered to support earlier diagnosis and patient identification
- Clinical trial information provided to clinicians and patients

Patient Recruitment and Advocacy Strategies

Maintaining strong relationships with trial sites, study coordinators and investigators

Establishing clinical trial sites at centers of excellence globally

Increasing clinical trial awareness

- Partnering with patient advocacy groups, medical specialists and organizations

Patient and Caregiver Activities

Implementing caregiver and physician support and/or training programs

Decreasing patient and site trial burden

- Remote visits and video capture implemented for relevant endpoints
- Clincierge offered for travel and accommodation support

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PassageBio